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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference into this Registration Statement on Form S-8 of Mercury Air Group, Inc. of our report dated September 15,
1995 appearing in the Annual Report on Form 10-K of Mercury Air Group, Inc. for the year ended June 30, 1995.




Deloitte & Touche LLP


Los Angeles, California
March 13, 1996